AMENDED AND RESTATED
                     EQUIPMENT LEASE (WITH PURCHASE OPTION)

         That certain Equipment Lease (With Purchase Option) entered into on June 15, 1995, between the parties identified below, is hereby amended and restated in its entirety, as follows:

         1. PARTIES. This agreement is made this 15th day of June 1995, between VALLEY CITY-BARNES COUNTY DEVELOPMENT CORPORATION, a North Dakota nonprofit corporation, of 205 2nd Street N.E., Valley City, North Dakota 58072 (hereinafter called "Lessor"), and VALLEY CITY COMMUNICATIONS, INCORPORATED, a North Dakota corporation, of 2425 West Main Street, Valley City, North Dakota 58072 (hereinafter called "Lessee").

         2. LEASE OF EQUIPMENT. For and in consideration of the covenants and agreements hereinafter contained, to be kept and performed by Lessee, Lessor has leased and does hereby lease to Lessee the personal property purchased by Lessor at the cost of $107,000.00 as listed and described on Exhibit A attached hereto and incorporated herein by reference, hereafter designated as "equipment," to have and to hold the same unto Lessee for the period of five years from the date of delivery thereof as endorsed hereon and upon the conditions and agreements hereinafter stipulated.

         3. DELIVERY AND RETURN OF PROPERTY. Lessor shall deliver equipment to Lessee's telemarketing operation at 2425 West Main Street, Valley City, North Dakota.

         4. RENT. Monthly rent will be waived for each month of the initial five-year period that Lessee remains operational at its leased telemarketing center at 2425 West Main Street, Valley City, North Dakota 58072, where said equipment will be located.

         5. RESERVATION OF TITLE. Equipment and all parts thereof shall, unless a purchase thereof is made as is herein provided and until full payment of such purchase price and all interest which may be due thereon is made in cash to the Lessor, retain its character as personal property and the title thereto shall not pass to Lessee but shall remain in Lessor. Lessee shall not remove, conceal or otherwise interfere with the title or ownership of said equipment until and unless equipment is purchased and full payment therefor is made as herein provided.

         6. OPTION TO PURCHASE. Lessor does hereby grant to Lessee the option to purchase said equipment upon the conclusion of the initial five-year period referenced herein for the sum of $1.00.

         7. DISCLAIMER OF WARRANTIES. The parties agree that there are no express warranties other than those appearing in this agreement and there are no implied warranties, either of merchantability or fitness for a particular purchase, in connection with either the lease of the equipment or any exercise of the option to purchase hereunder.

         8. REPOSSESSION. If Lessee shall sell, assign or attempt to sell or assign, equipment or any interest therein, or if Lessee defaults in any of the covenants, conditions or provisions of this lease, it is agreed that Lessor may immediately and without notice take possession of equipment wheresoever found and to remove and keep or dispose of the same. If any step is taken by legal action or otherwise by Lessor to recover possession of equipment or otherwise enforce this agreement or to collect moneys due hereunder and Lessor shall prevail, Lessee shall pay Lessor the equivalent of the moneys expended or charges incurred by Lessor in such behalf, including reasonable attorney's fees.

         9. LOCATION AND USE. Lessee shall use equipment only at its leased premises at 2425 West Main Street, Valley City, North Dakota, and shall not at any time remove the same from said place except in returning the same to Lessor or except as may be permitted by Lessor by consent thereto in writing. Lessee shall use equipment at all times in a workmanlike manner and in such manner as will not injure the same except by the ordinary wear and tear of such equipment when in good workmanlike use and shall at Lessee's costs and expense replace with new parts any and/or all parts which may require replacement during the term of this lease. In the installation, location and use of equipment Lessee shall comply fully with all the laws of the State in which equipment is located and with all county or municipal ordinances.

         10. INDEMNIFICATION OF LESSOR. Lessee shall and does hereby agree to protect and save Lessor harmless against any and all losses or damage to equipment by fire, flood, explosion, tornado or theft and Lessee shall and does hereby assume all liability to any person whomsoever arising from the location, condition or use of equipment, and shall indemnify and does indemnify Lessor of and from all liability, claim and demand whatsoever arising from the location, condition, or use of equipment whether in operation or not, and growing out of any cause, including alleged imperfect or defective equipment, and from every other liability, claim and demand whatsoever during the term of this lease or arising while equipment is in the possession of Lessee. Lessee shall keep said equipment insured and shall provide evidence of such insurance coverage to Lessor.

         11. TIME OF ESSENCE. Time is the essence of this agreement.

         12. ASSIGNMENT. Lessee is authorized to assign this lease and agreement to a North Dakota corporation to be formed, provided Rick N. Diamond and Gary Cohen remain the sole stockholders therein, provided said newly formed corporation receives an assignment of all the assets subject to all of the liabilities of the Lessee related to the operation of a telemarketing business in Valley City, North Dakota. Lessee shall not otherwise assign this lease without the prior written consent of the Lessor.

         13. CHOICE OF LAW. This lease and agreement shall be deemed to have been executed and entered into in the State of North Dakota and shall be construed, enforced and performed in accordance with the laws thereof.

         14. EXCLUSION OF ORAL STATEMENTS. This lease contains all of the agreements of the parties. No oral or other statements, proposals or agreements shall be binding on either of the parties hereto.

         15. CONDITIONAL REPURCHASE OF EQUIPMENT AND GUARANTEES THEREOF. As a condition of this Equipment Lease, the parties understand and agree that termination of the Lessee's business operations at 2425 West Main Street, Valley City, North Dakota, within the first three (3) years of the five-year initial term of the sublease thereof, will obligate the Lessee to purchase the equipment subject to the lease from the Lessor for the sum of $107,000.00. This obligation will be personally guaranteed by Rick N. Diamond and Gary Cohen, each for $53,500.00, by endorsement hereon and by separate document to be executed by said guarantors.

         Dated this 15th day of June, 1995.

                                       VALLEY CITY-BARNES COUNTY
                                       DEVELOPMENT CORPORATION

                                       By
                                          -------------------------------------
                                           Steve Jorissen
                                                                  Its President

                                       By
                                          -------------------------------------
                                           Jennifer Feist
                                                                  Its Secretary

                                                                         LESSOR




                                       VALLEY CITY COMMUNICATIONS, INCORPORATED

                                       By
                                          -------------------------------------
                                                              Its _____________



                                       By
                                          -------------------------------------

                                                              Its _____________

                                                                         LESSEE


                ENDORSEMENT GUARANTEEING CONDITIONAL PURCHASE OF

         EQUIPMENT The undersigned hereby severally guarantee the conditional repurchase of equipment, each to a maximum of $53,500.00, as set forth in paragraph 15 of the Equipment Lease.


                                          -------------------------------------
                                          Rich N. Diamond


                                          -------------------------------------
                                          Gary Cohen